UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 1, 2024

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37th FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	BCSF	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of January 1, 2024, the Board of Directors of Bain Capital Specialty Finance, Inc. (the “Company”) appointed Amit Joshi as Chief Financial Officer of the Company. Mr. Joshi is a Senior Vice President for Bain Capital Credit, LP (“Bain Capital Credit”). Mr. Joshi joined Bain Capital Credit in September 2023 and previously served as Treasurer of the Company. Mr. Joshi currently serves as Chief Financial Officer of Bain Capital Private Credit. Mr. Joshi previously worked at Apollo Global Management since 2013, as a Managing Director of Apollo Global Management and as a Chief Financial Officer for Apollo Debt Solutions BDC and as a Chief Accounting Officer, Assistant Treasurer and Vice President of Midcap Financial Investment Corporation (NASDAQ: MFIC), a registered business development company, and some of the private funds including CLOs, private drawdown funds and operating companies. Prior to that he served as Senior Manager at Ernst & Young from January 2008 to September 2013 and prior to that at a mid-size accounting firm in New York as Audit Senior from 2006-2008 and in various international offices in roles with increasing responsibility from 2003 to 2006. Mr. Joshi is a Certified Public Accountant, Chartered Financial Analyst and Chartered Accountant. Mr. Joshi graduated with first-class honors from Calcutta University, India.

Mr. Joshi does not have any family relationships with any current director, executive officer, or person nominated to become a director or executive officer, of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Joshi has, or will have, a material interest subject to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Specialty Finance, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: January 3, 2024	By:	/s/ Jessica Yeager
		Name:	Jessica Yeager
		Title:	Secretary